                                                                          FORM 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                )            Case No.01-25009 DK
                                                )
                                                )            DEPOSIT/INVESTMENT
                         Debtor(s)              )            ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:            Operating Account
--------------------------------------------------------------------------------
Account Number:          2000005780268
--------------------------------------------------------------------------------
Signatories:             R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj, T. Bowers
--------------------------------------------------------------------------------
Name of Depository:      First Union National Bank
--------------------------------------------------------------------------------
Address of Depository:   1970 Chain Bridge Rd., McLean, VA  22102
--------------------------------------------------------------------------------
Telephone Number:        703-760-5401
--------------------------------------------------------------------------------
Person to Contact:       Sally Jordan
================================================================================

TYPE OF ACCOUNT:
                         General Checking           X
                         Payroll
                         Tax/Special Escrow
                         Savings/CDs
                         Other: (specify)

TYPE OF INVESTMENT:
                         Mutual Fund
                         Stock
                         Treasuries
                         Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/12/2002                                /s/ Prabhav V. Maniyar
                                                  Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:             Receivables / Blocked Account
--------------------------------------------------------------------------------
Account Number:              2000005779826
--------------------------------------------------------------------------------
Signatories:              R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj, T. Bowers
--------------------------------------------------------------------------------
Name of Depository:       First Union National Bank
--------------------------------------------------------------------------------
Address of Depository:    1970 Chain Bridge Rd., McLean, VA  22102
--------------------------------------------------------------------------------
Telephone Number:         703-760-5401
--------------------------------------------------------------------------------
Person to Contact:        Sally Jordan
================================================================================

TYPE OF ACCOUNT:

                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)--Accounts Receivable collections
                                  account as specified in the April 13, 2001
                                  Accounts Receivable Purchase Facility with
                                  Allied Capital Corporation

TYPE OF ACCOUNT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/12/2002                               /s/ Prabhav V. Maniyar
                                                 Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:             Online Credit Card Payment Depository Account
--------------------------------------------------------------------------------
Account Number:              2000003780846
--------------------------------------------------------------------------------
Signatories:              R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj, T. Bowers
--------------------------------------------------------------------------------
Name of Depository:       First Union National Bank
--------------------------------------------------------------------------------
Address of Depository:    1970 Chain Bridge Rd., McLean, VA  22102
Telephone Number:         703-760-5401
--------------------------------------------------------------------------------
Person to Contact:        Sally Jordan
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)--Collections for credit card
                                  payments

TYPE OF INVESTMENT:

                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/12/2002                          /s/ Prabhav V. Maniyar
                                            Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:             Lockbox Depository Account
--------------------------------------------------------------------------------
Account Number:              2000007407934
--------------------------------------------------------------------------------
Signatories:              R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj, T. Bowers
--------------------------------------------------------------------------------
Name of Depository:       First Union National Bank
--------------------------------------------------------------------------------
Address of Depository:    1970 Chain Bridge Rd., McLean, VA  22102
--------------------------------------------------------------------------------
Telephone Number:         703-760-5401
--------------------------------------------------------------------------------
Person to Contact:        Sally Jordan
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)--Collections of direct bill
                                  customers

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/12/2002                   /s/Prabhav V. Maniyar
                                     Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:             Payroll Processing Account
--------------------------------------------------------------------------------
Account Number:
--------------------------------------------------------------------------------
Signatories:              R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj, T. Bowers
--------------------------------------------------------------------------------
Name of Depository:       First Union National Bank
--------------------------------------------------------------------------------
Address of Depository:    1970 Chain Bridge Rd., McLean, VA  22102
--------------------------------------------------------------------------------
Telephone Number:         703-760-5401
--------------------------------------------------------------------------------
Person to Contact:        Sally Jordan
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll         X
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date:2/12/2002                              /s/Prabhav V. Maniyar
                                                Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:             Employee Insurance Account
--------------------------------------------------------------------------------
Account Number:              2000005780239
--------------------------------------------------------------------------------
Signatories:              R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj, T. Bowers
--------------------------------------------------------------------------------
Name of Depository:       First Union National Bank
--------------------------------------------------------------------------------
Address of Depository:    1970 Chain Bridge Rd., McLean, VA  22102
--------------------------------------------------------------------------------
Telephone Number:         703-760-5401
--------------------------------------------------------------------------------
Person to Contact:        Sally Jordan
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)--Account to pay self insured claims

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/12/2002                           /s/Prabhav V. Maniyar
                                             Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:             Daily Investment (Sweep) Account
--------------------------------------------------------------------------------
Account Number:                      76258
--------------------------------------------------------------------------------
Signatories:              R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj, T. Bowers
--------------------------------------------------------------------------------
Name of Depository:       First Union National Bank
--------------------------------------------------------------------------------
Address of Depository:    1970 Chain Bridge Rd., McLean, VA  22102
--------------------------------------------------------------------------------
Telephone Number:         703-760-5401
--------------------------------------------------------------------------------
Person to Contact:        Sally Jordan
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)--Overnight investment sweep account
                                  for operating cash

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: /12/2002                             /s/ Prabhav V. Maniyar
                                               Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:             Operating / Management Account
--------------------------------------------------------------------------------
Account Number:           878-07946
--------------------------------------------------------------------------------
Signatories:              R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj, T. Bowers
--------------------------------------------------------------------------------
Name of Depository:       Merrill Lynch Bank
--------------------------------------------------------------------------------
Address of Depository:     01 Arrandale Blvd., Exton, PA  19341
--------------------------------------------------------------------------------
Telephone Number:         610-594-1186
--------------------------------------------------------------------------------
Person to Contact:        Scott Wisman
================================================================================

TYPE OF ACCOUNT:
                           General Checking  X
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/12/2002                            /s/ Prabhav V. Maniyar
                                             Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:             Institutional Fund
--------------------------------------------------------------------------------
Account Number:           318-3307212-8
--------------------------------------------------------------------------------
Signatories:              R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj, T. Bowers
--------------------------------------------------------------------------------
Name of Depository:       Merrill Lynch Bank
--------------------------------------------------------------------------------
Address of Depository:    PO Box 8118, Boston, MA  01166-8118
--------------------------------------------------------------------------------
Telephone Number:         610-594-1186
--------------------------------------------------------------------------------
Person to Contact:        Scott Wisman
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs     X
                           Other: (specify)

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/12/2002                           /s/ Prabhav V. Maniyar
                                             Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company                      CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:              Receivable Account
--------------------------------------------------------------------------------
Account Number:                  206568819
--------------------------------------------------------------------------------
Signatories:               R. Mukunda, S. Pai
--------------------------------------------------------------------------------
Name of Depository:        SunTrust Bank
--------------------------------------------------------------------------------
Address of Depository:     PO Box 85024, Richmond, VA  23285-5024
--------------------------------------------------------------------------------
Telephone Number:          301-998-8670
--------------------------------------------------------------------------------
Person to Contact:         Sadrul Ahsan
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)--Accounts Receivable collections
                                  account as specified in the April 13, 2001
                                  Accounts Receivable Purchase Facility with
                                  Allied Capital Corporation

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/12/2002                           /s/ Prabhav V. Maniyar
                                             Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:           Cash Collateral Account for Letter of Credit
--------------------------------------------------------------------------------
Account Number:                 1076141199
--------------------------------------------------------------------------------
Signatories:            John Selvaraj
--------------------------------------------------------------------------------
Name of Depository:     Comerica Bank
--------------------------------------------------------------------------------
Address of Depository:  201 W. Fort Street, 3rd Fl., MC 3089 Detroit, MI  48226
--------------------------------------------------------------------------------
Telephone Number:       (313) 222-0004
--------------------------------------------------------------------------------
Person to Contact:      Matt Keil
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)--Cash collateral for a letter of
                                  credit pledged to VSNL

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/12/2002                           /s/ Prabhav V. Maniyar
                                             Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:              Savings / CD's Account
--------------------------------------------------------------------------------
Account Number:                      31628
--------------------------------------------------------------------------------
Signatories:               Ram Mukunda
--------------------------------------------------------------------------------
Name of Depository:        State Bank of India
--------------------------------------------------------------------------------
Address of Depository:     Samachar Marg, Mumbai 23, India
--------------------------------------------------------------------------------
Telephone Number:          91-22-2825-698
--------------------------------------------------------------------------------
Person to Contact:         Chief General Manager
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs                   X
                           Other: (specify)

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/12/2002                           /s/ Prabhav V. Maniyar
                                             Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:              Savings  Account
--------------------------------------------------------------------------------
Account Number:            00 26785036008
--------------------------------------------------------------------------------
Signatories:               Prabhav Maniyar
--------------------------------------------------------------------------------
Name of Depository:        ING Bank
--------------------------------------------------------------------------------
Address of Depository:     Coeur Defense - Tour A, 110 esplanade du General de
                           Gaulle 92931 Paris-la Defense cedex, France
--------------------------------------------------------------------------------
Telephone Number:          91-22-2825-698
--------------------------------------------------------------------------------
Person to Contact:         Bank Manager
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs                   X
                           Other: (specify)

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 2/12/2002                       /s/ Prabhav V. Maniyar
                                         Debtor/Trustee

                                                                          FORM 2

                  DEBTOR-IN-POSSESSION STATEMENT OF DEPOSITORY
                  AND AUTHORIZATION FOR RELEASE OF INFORMATION

TO:     United States Trustee
        6305 Ivy Lane, Suite 600
        Greenbelt, Maryland 20770

RE:     Startec Global Operating Company
d/b/a:  ________________________________________
Case No. 01-25009

This will confirm that the above referenced Debtor in Possession has maintained or established the following account(s) at First Union National Bank, that said account(s) have been designated as Debtor in Possession and are federally insured.

All Open and Closed accounts at this depository are as follows:

ACCOUNT NUMBER                 ACCOUNT TYPE                  BALANCE/DATE
================================================================================
2000005780268            Operating (Checking) Account         12/31/2001
--------------------------------------------------------------------------------
2000005779826            Receivable/Blocked Account           12/31/2001
--------------------------------------------------------------------------------
2000003780846            Online Credit Card Payment
                         Depository Account                   12/31/2001
--------------------------------------------------------------------------------
2000007407934            Lockbox Depository Account           12/31/2001
--------------------------------------------------------------------------------
2065204149107            Payroll Processing Account           12/31/2001
--------------------------------------------------------------------------------
2000005780239            Employee Insurance Account           12/31/2001
--------------------------------------------------------------------------------
76258                    Daily Investment (Sweep)  Account    12/31/2001
--------------------------------------------------------------------------------
2065204149027            Checking (closed)                    12/31/2001
--------------------------------------------------------------------------------
23751134                 LOC Collateral (closed)              12/31/2001
================================================================================

I hereby authorize the release to the United States Trustee of any information and for copies of documents pertaining to funds or accounts that are property of the above-referenced bankruptcy estate, including, but not limited to checking accounts, savings accounts, trust, and investment accounts.

This form is to be completed and signed by the depository and debtor and the original returned to the Office of the United States Trustee.

/s/ Prabhav V. Maniyar                          ________________________________
Debtor Signature                                   Bank Authority Signature

Prabhav Maniyar, Chief Financial Officer        ________________________________
Print Name and Title                               Print Name and Title

2/12/2002                                       ________________________________
Date                                               Address

                                                ________________________________
                                                   Telephone No./Fax No.

                                                                          FORM 2
                                                                       Continued

                  DEBTOR-IN-POSSESSION STATEMENT OF DEPOSITORY
                  AND AUTHORIZATION FOR RELEASE OF INFORMATION

TO:     United States Trustee
        6305 Ivy Lane, Suite 600
        Greenbelt, Maryland 20770

RE:     Startec Global Operating Company
d/b/a:  ________________________________________
Case No. 01-25009

This will confirm that the above referenced Debtor in Possession has maintained or established the following account(s) at Merril Lynch Bank, that said account(s) have been designated as Debtor in Possession and are federally insured.

All Open and Closed accounts at this depository are as follows:

ACCOUNT NUMBER                  ACCOUNT TYPE                      BALANCE/DATE
================================================================================
878-07946                 Operating/Management Account             12/31/2001
--------------------------------------------------------------------------------
318-330721                Institutional Fund                       12/31/2001
================================================================================

I hereby authorize the release to the United States Trustee of any information and for copies of documents pertaining to funds or accounts that are property of the above-referenced bankruptcy estate, including, but not limited to checking accounts, savings accounts, trust, and investment accounts.

This form is to be completed and signed by the depository and debtor and the original returned to the Office of the United States Trustee.

/s/ Prabhav V. Maniyar                           _______________________________
Debtor Signature                                      Bank Authority Signature

Prabhav Maniyar, Chief Financial Officer         _______________________________
Print Name and Title                                  Print Name and Title

2/12/2002                                        _______________________________
Date                                                  Address

                                                 _______________________________
                                                      Telephone No./Fax No.

                                                                          FORM 2
                                                                       Continued

                  DEBTOR-IN-POSSESSION STATEMENT OF DEPOSITORY
                  AND AUTHORIZATION FOR RELEASE OF INFORMATION

TO:     United States Trustee
        6305 Ivy Lane, Suite 600
        Greenbelt, Maryland 20770

RE:     Startec Global Operating Company
d/b/a:  ________________________________________
Case No. 01-25009

This will confirm that the above referenced Debtor in Possession has maintained or established the following account(s) at Sun Trust Bank, that said account(s)
have been designated as Debtor in Possession and are federally insured.

All Open and Closed accounts at this depository are as follows:

ACCOUNT NUMBER                ACCOUNT TYPE                     BALANCE/DATE
================================================================================
206568819                    Receivable Account                  12/31/2001
================================================================================

I hereby authorize the release to the United States Trustee of any information and for copies of documents pertaining to funds or accounts that are property of the above-referenced bankruptcy estate, including, but not limited to checking accounts, savings accounts, trust, and investment accounts.

This form is to be completed and signed by the depository and debtor and the original returned to the Office of the United States Trustee.

/s/ Prabhav V. Maniyar                         _________________________________
Debtor Signature                                    Bank Authority Signature

Prabhav Maniyar, Chief Financial Officer       _________________________________
Print Name and Title                                Print Name and Title

2/12/2002                                      _________________________________
Date                                                Address

                                               _________________________________
                                                    Telephone No./Fax No.

                                                                          FORM 2
                                                                       Continued

                  DEBTOR-IN-POSSESSION STATEMENT OF DEPOSITORY
                  AND AUTHORIZATION FOR RELEASE OF INFORMATION

TO:     United States Trustee
        6305 Ivy Lane, Suite 600
        Greenbelt, Maryland 20770

RE:     Startec Global Operating Company
d/b/a:  ________________________________________
Case No. 01-25009

This will confirm that the above referenced Debtor in Possession has maintained or established the following account(s) at Comerica Bank, that said account(s)
have been designated as Debtor in Possession and are federally insured.

All Open and Closed accounts at this depository are as follows:

ACCOUNT NUMBER          ACCOUNT TYPE                       BALANCE/DATE
================================================================================
107616199          Cash Collateral for Letter
                   of Credit                    $ 1,100,000.00    12/31/2001
================================================================================

I hereby authorize the release to the United States Trustee of any information and for copies of documents pertaining to funds or accounts that are property of the above-referenced bankruptcy estate, including, but not limited to checking accounts, savings accounts, trust, and investment accounts.

This form is to be completed and signed by the depository and debtor and the original returned to the Office of the United States Trustee.

/s/ Prabhav V. Maniyar                         _________________________________
Debtor Signature                                    Bank Authority Signature

Prabhav Maniyar, Chief Financial Officer       _________________________________
Print Name and Title                                Print Name and Title

2/12/2002                                      _________________________________
Date                                                Address

                                               _________________________________
                                                    Telephone No./Fax No.

                                                                          FORM 2
                                                                       Continued

                  DEBTOR-IN-POSSESSION STATEMENT OF DEPOSITORY
                  AND AUTHORIZATION FOR RELEASE OF INFORMATION

TO:     United States Trustee
        6305 Ivy Lane, Suite 600
        Greenbelt, Maryland 20770

RE:     Startec Global Operating Company
d/b/a:  ________________________________________
Case No. 01-25009

This will confirm that the above referenced Debtor in Possession has maintained or established the following account(s) at State Bank of India, that said account(s) have been designated as Debtor in Possession and are federally insured.

All Open and Closed accounts at this depository are as follows:

ACCOUNT NUMBER        ACCOUNT TYPE                   BALANCE/DATE
================================================================================
                      Operating (Checking)
                      account                     $ 180,000.00      12/31/2001
================================================================================

I hereby authorize the release to the United States Trustee of any information and for copies of documents pertaining to funds or accounts that are property of the above-referenced bankruptcy estate, including, but not limited to checking accounts, savings accounts, trust, and investment accounts.

This form is to be completed and signed by the depository and debtor and the original returned to the Office of the United States Trustee.

/s/ Prabhav V. Maniyar                         _________________________________
Debtor Signature                                   Bank Authority Signature

Prabhav Maniyar, Chief Financial Officer       _________________________________
Print Name and Title                               Print Name and Title

2/12/2002                                      _________________________________
Date                                               Address

                                               _________________________________
                                                   Telephone No./Fax No.

                                                                          FORM 2
                                                                       Continued

                  DEBTOR-IN-POSSESSION STATEMENT OF DEPOSITORY
                  AND AUTHORIZATION FOR RELEASE OF INFORMATION

TO:     United States Trustee
        6305 Ivy Lane, Suite 600
        Greenbelt, Maryland 20770

RE:     Startec Global Operating Company
d/b/a:  ________________________________________
Case No. 01-25009

This will confirm that the above referenced Debtor in Possession has maintained or established the following account(s) at ING Bank, that said account(s) have been designated as Debtor in Possession and are federally insured.

All Open and Closed accounts at this depository are as follows:

ACCOUNT NUMBER                 ACCOUNT TYPE                     BALANCE/DATE
================================================================================
00 26785036008                Savings account                    12/31/2001
================================================================================

I hereby authorize the release to the United States Trustee of any information and for copies of documents pertaining to funds or accounts that are property of the above-referenced bankruptcy estate, including, but not limited to checking accounts, savings accounts, trust, and investment accounts.

This form is to be completed and signed by the depository and debtor and the original returned to the Office of the United States Trustee.

/s/ Prabhav V. Maniyar                          ________________________________
Debtor Signature                                    Bank Authority Signature

Prabhav Maniyar, Chief Financial Officer        ________________________________
Print Name and Title                                Print Name and Title

2/12/2002                                       ________________________________
Date                                                Address

                                                ________________________________
                                                    Telephone No./Fax No.

                                                                          FORM 3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:            Startec Global Operating Company
                                                            )   CHAPTER 11
                                                            )   Case No.01-25009
                                                            )
                                                            )   INSURANCE REPORT
                                  Debtor(s)                 )

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Insuring Company:                 None *
--------------------------------------------------------------------------------
Policy Number:
--------------------------------------------------------------------------------
Type of Coverage:
--------------------------------------------------------------------------------
Amount (Limits) of
Coverage:
--------------------------------------------------------------------------------
Policy Term:
--------------------------------------------------------------------------------
Name, Address and
Telephone Number of Local
Local Agent:
================================================================================

* - The Debtor is covered by group insurance coverage in the name of its parent company, Startec Global Communication Corporation. See Monthly Operating Report
for Startec Global Communications Corporation Case No. 01-25013 DK

              By signing below, the debtor agrees to the following:

A Copy of the policy, declaration page, and paid receipt is
attached as Exhibit "A".

The debtor agrees to immediately submit an updated Insurance
Report to the United States Trustee's office upon the event of any change, renewal, or lapse of coverage.

2/12/2002                              /s/ Prabhav V. Maniyar
Date:                                      Debtor/Trustee

                                                                          FORM 4

              PLACEHOLDER FOR QUARTERLY FEE FORM
   (Original invoice attached to Operating Report-not included in this filing)
               Minimum Quarterly Fee of $250 submitted with report

                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company
                                         )           CHAPTER 11
                                         )           Case No.01-25009 DK
                                         )
                                         )
                     Debtor(s)           )

                            MONTHLY OPERATING REPORT
             For the Period December 15, 2001 to December 31, 2001

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS:         Cash _______ Accrual X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

    Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854 (301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:                     222
--------------------------------------------------------------------------------
Current number of employees:                              219
--------------------------------------------------------------------------------
Gross monthly payroll:*
--------------------------------------------------------------------------------
         Officers, directors, and principals              $ 89,067.13
--------------------------------------------------------------------------------
         Other employees                                  $ 420,499.62
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                       YES
--------------------------------------------------------------------------------
Exceptions:                                    _______________________________

                                               _______________________________
================================================================================

* Represents gross payroll processed and paid during the period December
14, 2001 - December 31, 2001. Actual expense incurred during period shown on Form 6.

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
OPERATIONS since the last reporting period?     NO

                                                                          FORM 5
                                                                       Continued

5. Are all BUSINESS LICENSES or BONDS current?  YES

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A. Beginning Balance (previous month's          $ 31,396,984.00
   ending balance)
================================================================================
B.  Unbilled revenue adjustment                 $
--------------------------------------------------------------------------------
C.  USBI withholdings                           $ 600,660.00
--------------------------------------------------------------------------------
D.  Collected this Period                       $ (2,407,579.00)
--------------------------------------------------------------------------------
E.  Intercompany billing                        $ 243,157.00
--------------------------------------------------------------------------------
F.  Offsets/Credits                             $ (51,522.00)
================================================================================
G.  Ending Balance*                             $ 29,781,700.00
================================================================================

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                             $
================================================================================
B.  Unbilled revenue adjustment                 $ (1,111,461.00)
--------------------------------------------------------------------------------
C.  Incurred this Period                        $ 4,754,965.00
--------------------------------------------------------------------------------
D.  Collected this Period                       $ (150,606.00)
--------------------------------------------------------------------------------
E.  Intercompany billing                        $ 125,278.00
--------------------------------------------------------------------------------
F.  Offsets / Credits                           $ (291,600.00)
================================================================================
G.  Ending Balance*                             $ 3,326,576.00
================================================================================

Ending Balance Aging:

0-30 Days: $ ____________ 31-60,Days:0$ ____________ Over 60 Days: ____________

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies.
                                 NOT APPLICABLE

* Does not include approximately $142,000,000 in intercompany accounts receivable.

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                              $
================================================================================
B.  Incurred this Period*                        $ 3,823,084.00
--------------------------------------------------------------------------------
C.  Pay this Period                              $ 454,603.94
--------------------------------------------------------------------------------
D.  Year Ending Journal Entries
================================================================================
E.  Ending Balance (A plus B minus C)            $ 3,368,480.06
================================================================================

Ending Balance Aging:

0-30 Days: $ ____________ 31-60 Days:$ ____________ Over 60 Days:$ ____________

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the delinquencies. - NOT APPLICABLE

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                                     YES (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) Taxes the debtor was authorized to pay, comprising payroll related taxes, were paid when due. The debtor utilizes an external payroll agency which handles all payroll tax related issues. No taxes (other than payroll) relating to Post-Petition activity became due and payable during the period ending
December 31, 2001.

10. BANK ACCOUNTS: Have you changes banks or any other financial institution during this period?  NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all all current? YES

12.      INSURANCE:                    Policy expiration dates:
================================================================================
         Auto and truck                 10/1/2002 *
--------------------------------------------------------------------------------
         Fire                           10/1/2002 *
--------------------------------------------------------------------------------
         D&O Insurance                  10/1/2002 *
--------------------------------------------------------------------------------
         Liability                      10/1/2002 *
--------------------------------------------------------------------------------
         Workers Comp.                  10/1/2002 *
--------------------------------------------------------------------------------

* - The insurance policies are held by Startec Global Communication Corporation,
Case No. 01-25013 DK

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the
estate?  NO

               OR  consent to relief from the automatic stay ( S362)?  YES

               If yes, explain: To the limited extent provided in the interim
DIP order (attached).

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve
and maintain the going concern value of the assets of the
debtor?         YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)?   NO (2)

(2) - excepting the transfer of debtor receivable repurchased by debtor
Court approved interim DIP Order (attached).

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets: NONE

Type of Motion           Brief Description of Asset             Projected Income
================================================================================
                                                             $
--------------------------------------------------------------------------------
                                                             $
--------------------------------------------------------------------------------
                                                             $
--------------------------------------------------------------------------------
                                                             $
================================================================================

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period: NONE
================================================================================
 Creditor       Frequency      Amount of           Next           Post-Petition
                   of         Each Payment        Payment          Payments not
                Payments                            Due           Made: Numbers
                   per                                             and Amounts
                Contract
================================================================================
                            $                    /          /
--------------------------------------------------------------------------------
                            $                    /          /
--------------------------------------------------------------------------------
                            $                    /          /
--------------------------------------------------------------------------------
                            $                    /          /
================================================================================

                                                                          FORM 5
                                                                       Continued

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period: NONE

Professional                       Service                     Projected Income
================================================================================
                                                              $
--------------------------------------------------------------------------------
                                                              $
--------------------------------------------------------------------------------
                                                              $
--------------------------------------------------------------------------------
                                                              $
================================================================================

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                      Monthly Disbursements:
================================================================================
Month 1 ( current quarter)
--------------------------------------------------------------------------------
Month 2 ( current quarter)
--------------------------------------------------------------------------------
Month 3 ( current quarter)           $ 3,289,252.85
================================================================================
Total                                $ 3,289,252.85
================================================================================

Quarterly Fee Owed $8,000.00 (Refer to Fee Calculation Chart on page 16)

18. VERIFICATION
I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 2/12/02                    DEBTOR IN POSSESSION
                                     By:               Prabhav Maniyar
                                     Name/Title:       Chief Financial Officer,
                                                       Director and Secretary
                                     Address:          1151 Seven Locks Road
                                                       Potomac, MD  20854
                                     Telephone:        (301) 610-4300

                                     /s/ Prabhav. V. Maniyar

       REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:     Startec Global Operating Company )           CHAPTER 11
                                            )           Case No. 01-25009 DK
                                            )
                                            )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
              For the Period December 15, 2001 to December 31, 2001
                (All figures refer to post-petition transactions)

                                        This Month            Year to Date
================================================================================
A. TOTAL SALES/INCOME                 $ 3,938,394.41         $ 3,938,394.41
--------------------------------------------------------------------------------
COST OF SALES:
--------------------------------------------------------------------------------
     Intercompany revenues            $ (780,665.95)         $ (780,665.95)
--------------------------------------------------------------------------------
     Purchased Services               $ 3,289,472.18         $ 3,289,472.18
================================================================================
B. SUBTOTAL Cost of Sales           - $ 2,508,806.23         $ 2,508,806.23
================================================================================
C. GROSS PROFIT (A - B)             = $ 1,429,588.18         $ 1,429,588.18
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
      Salaries                        $ 129,675.56           $ 129,675.56
--------------------------------------------------------------------------------
      Taxes (Payroll)                 $ 22,358.09            $ 22,358.09
--------------------------------------------------------------------------------
      Employee Benefits               $ 62,456.80            $ 62,456.80
--------------------------------------------------------------------------------
      Auto Expenses                   $ 405.66               $ 405.66
--------------------------------------------------------------------------------
      Entertainment                   $ 150.00               $ 150.00
--------------------------------------------------------------------------------
      Insurance (Other)               $ 99,764.97            $ 99,764.97
--------------------------------------------------------------------------------
    Office expense                    $ 34,718.68            $ 34,718.68
--------------------------------------------------------------------------------
     Professional Fees (Atty. Acct.)  $ 183,105.83           $ 183,105.83
--------------------------------------------------------------------------------
     Rent                             $ 59,717.27            $ 59,717.27
--------------------------------------------------------------------------------
     Sales and Marketing              $ 58,754.60            $ 58,754.60
--------------------------------------------------------------------------------
     Travel                           $ 2,438.00             $ 2,438.00
--------------------------------------------------------------------------------
     Other Operating Expenses         $ 2,380.51             $ 2,380.51
--------------------------------------------------------------------------------
     Billing Fees                     $ 81,747.56            $ 81,747.56
================================================================================
D.  SUBTOTAL Operating Expenses      -$ 737,673.53           $ 737,673.53
================================================================================
E.  PROFIT/LOSS FROM OPERATION       =$ 691,914.65           $ 691,914.65
    (C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest                         $ 1,778,073.33         $ 1,778,073.33
--------------------------------------------------------------------------------
     Depreciation and amortization    $ (711,036.67)         $ (711,036.67)
--------------------------------------------------------------------------------
     Loss on impairment               $ (952,979.37)         $ (952,979.37)
================================================================================
F. SUBTOTAL Other Income (Expenses)  =$ 114,057.29           $ 114,057.29
================================================================================
G. Income Tax Expense                 $                      $
--------------------------------------------------------------------------------
H. Income Tax Expense                 $                      $
================================================================================
I. NET INCOME (LOSS) (G-H)            $ 805,971.94           $ 805,971.94
================================================================================
NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

These financial statements are preliminary, tentative and subject to material change. The Company has not completed its year-end audit. These financial statements do not include certain audit adjustments normally made in a year-end audit. These financial statements contain certain one-time charges and credits related to the bankruptcy and/or associated with its year-end closing process.

                                                                          FORM 6
                                                                       Continued

          Case Number 01-25009 Debtor: Startec Global Operating Company
                        SCHEDULE AR (Accounts Receivable)
                             As of December 31, 2001
                      (List Post-Petition Receivables Only)

NOT APPLICABLE TO DEBTOR BASED ON THE FACT THAT THE POST PETITION PERIOD
INCLUDES ONLY 17 DAYS AT 12/31/01.
================================================================================
Debtor (Due From)    Total Due     Date Incurred       Past Due       Past Due
                                                      31-60 Days    Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

          Case Number 01-25009 Debtor: Startec Global Operating Company
                         SCHEDULE AP (Accounts Payable)
                             As of December 31, 2001
                       (List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR BASED ON THE FACT THAT THE POST PETITION PERIOD
INCLUDES ONLY 17 DAYS AT 12/31/01.

================================================================================
Debtor (Due From)    Total Due     Date Incurred      Past Due        Past Due
                                                      31-60 Days    Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 7

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:         Startec Global Operating Company          )  CHAPTER 11
                                                         )  Case No. 01-25009 DK
                                                         )
                                                         )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                          (Business Debtor, Cash Basis)
              For the Period December 15, 2001 - December 31, 2001
               (All figures refer to post-petition transactions)

NOT APPLICABLE TO DEBTOR
================================================================================
                                     This Month                     Year to Date
================================================================================
A. TOTAL SALES/INCOME             $
================================================================================
COST OF SALES:
--------------------------------------------------------------------------------
     Purchases of Inventory       $
--------------------------------------------------------------------------------
     Purchased Services           $
--------------------------------------------------------------------------------
     Other: (Identify)            $
================================================================================
B. SUBTOTAL Cost of Sales       - $
================================================================================
C. GROSS PROFIT (A - B)         = $
--------------------------------------------------------------------------------
OPERATING EXPENSES:
--------------------------------------------------------------------------------
      Officer Salaries            $
--------------------------------------------------------------------------------
      Other Employee Salaries     $
--------------------------------------------------------------------------------
      Taxes (Payroll)             $
--------------------------------------------------------------------------------
      Employee Benefits           $
--------------------------------------------------------------------------------
      Advertising                 $
--------------------------------------------------------------------------------
      Auto Expenses               $
--------------------------------------------------------------------------------
      Entertainment               $
--------------------------------------------------------------------------------
      Insurance (Real Estate)     $
--------------------------------------------------------------------------------
      Insurance (Other)           $
--------------------------------------------------------------------------------
      Interest                    $
--------------------------------------------------------------------------------
     Leases (Other than Rent)     $
--------------------------------------------------------------------------------
    Outside Services &
    Contractors                   $
--------------------------------------------------------------------------------
     Professional Fees
     (Atty. Acct.)                $
--------------------------------------------------------------------------------
     Rent                         $
--------------------------------------------------------------------------------
     Repairs & Maintenance        $
--------------------------------------------------------------------------------
     Supplies                     $
--------------------------------------------------------------------------------
     Taxes (Real Property)        $
--------------------------------------------------------------------------------
     Taxes (Other)                $
--------------------------------------------------------------------------------
     Telephone                    $
--------------------------------------------------------------------------------
     Travel                       $
--------------------------------------------------------------------------------
     Other Operating Expenses
     (Identify)                   $
--------------------------------------------------------------------------------
     Taxes (Payroll)              $
--------------------------------------------------------------------------------

________________________          $
--------------------------------------------------------------------------------

________________________
--------------------------------------------------------------------------------

________________________          $
================================================================================
D.  SUBTOTAL Operating Expenses  -$
================================================================================
E.  PROFIT/LOSS FROM OPERATION   =$
    (C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest*                    $
--------------------------------------------------------------------------------
________________________          $
--------------------------------------------------------------------------------

________________________          $
================================================================================
F. SUBTOTAL Other Income
   (Expenses)                    =$
================================================================================
G. Income Tax Expense             $
--------------------------------------------------------------------------------
H. Income Tax Expense             $
================================================================================
I. NET INCOME (LOSS) (E+F-G-H)    $
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

*The debtor had over-provided for interest on unsecured debt in the prepetition period. The reversal of the entry is shown as income in the post petition period.

                                                                          FORM 7
                                                                       Continued

Case Number ____________________      Debtor ____________________
                                      SCHEDULE AR (Accounts Receivable)
                                            As of _____________________
                                           (List Post-Petition Receivables Only)

================================================================================
Debtor (Due From)     Total Due      Date Incurred     Past Due      Past Due
                                                      31-60 Days    Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company           )            CHAPTER 11
                                                  )            Case N01-25009 DK
                                                  )
                              Debtors (s)         )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                     Period December 15 to December 31, 2001
                (All figures refer to post-petition transactions)

                                      Operating Account             Totals
================================================================================
 A.  Beginning Cash Balance
     from Balance Sheet                                      $ 797,144.00
================================================================================
 B. Net Income for month                                    +$ 805,971.94
================================================================================
Expenses not requiring cash:
--------------------------------------------------------------------------------
       Depreciation                  $ 711,036.67
--------------------------------------------------------------------------------
       Loss on impairment            $ 952,979.37
--------------------------------------------------------------------------------
       Interest expense Paid
       in Kind                       $ 373,261.20
================================================================================
C. SUBTOTAL Expenses Not
   Requiring Cash                                           +$ 2,037,277.24
================================================================================
D. Total Cash from Operations
   (A+B+C)                                                  =$ 3,640,393.18
================================================================================
Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Accounts Receivable            $ (1,728,183.00)
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Employee receivable            $ 89,856.00
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Intercompany Receivable        $ 543,990.00
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Prepaids and Deposits          $ (914,757.11)
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Equipment                      $ (510.00)
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accounts Payable               $ 1,368,468.00
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Expenses               $ (2,063,130.00)
--------------------------------------------------------------------------------
       Current amounts under
       IBM facility moved to
       Accounts Payable               $ (175,302.00)
--------------------------------------------------------------------------------
       Fees paid in connection
       with DiP financing             $ 120,000.00
--------------------------------------------------------------------------------
       Proceeds from DiP
       Financing                      $ 6,380,772.69
================================================================================
E. Subtotal Other Sources/Uses
   of Cash                                                  +$ 3,621,204.58
================================================================================
F. Ending Cash Balance (D+E)                                =$ 7,261,597.76
================================================================================
Ending Balance per Bank Statement:
================================================================================
          SunTrust                                           $ 5,477.01
--------------------------------------------------------------------------------
          First Union -
          2065204149108 (Payroll)                            $
--------------------------------------------------------------------------------
          Merrill Lynch -
          87807946                                           $
--------------------------------------------------------------------------------
          First Union -
          2000007407934 (Lockbox)                            $
--------------------------------------------------------------------------------
          First Union -
          2000003780846                                      $
--------------------------------------------------------------------------------
          First Union -
          2000005780268 (operating)                          $ 122,561.39
--------------------------------------------------------------------------------
          Merrill Lynch -
          31833072128                                        $ 5,130,265.56
--------------------------------------------------------------------------------
          First Union -
          2000005779826 (Blocked)                            $ 4,522.23
--------------------------------------------------------------------------------
          First Union -
          76258                                              $ 1,687,000.00
--------------------------------------------------------------------------------
          First Union -
          2000005780239                                      $
--------------------------------------------------------------------------------
          Comerica Securities                                $ 1,002,629.17
--------------------------------------------------------------------------------
          ING Barings Bank Account                           $ 53,115.19
--------------------------------------------------------------------------------
          State Bank of India                                $ 180,000.00
--------------------------------------------------------------------------------
          Cash on Hand                                       $ 9,500.00
================================================================================
       Total Ending Balance per
       Bank Statement                 $ 8,195,070.55
================================================================================
       Less Outstanding Checks:
--------------------------------------------------------------------------------
          First Union
          2065204149108 (Payroll)                            $ 104,387.61
--------------------------------------------------------------------------------
          First Union -
          2000005780268 (operating)                          $ 777,919.27
--------------------------------------------------------------------------------
          First Union -
          2000005780239                                      $ 51,165.91
================================================================================
       Total Outstanding Checks       $ 933,472.79
================================================================================
       Add Deposits in Transit                               $
================================================================================
G. RECONCILED BANK BALANCE                                 =$ 7,261,597.76
================================================================================

   Ending Cash Balance (F) and Reconciled Bank Balance (G) Should be Equal.
                             Attach Bank Statements.

                                                                          FORM 9

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company         )              CHAPTER 11
                                                )              Case N01-25009 DK
                                                )
                         Debtors (s)            )

                           CASH RECONCILIATION REPORT
                            Payroll and Tax Accounts
                        (Business Debtor, Accrual Basis)

                     Period December 15 to December 31, 2001
                (All figures refer to post-petition transactions)

                                       Payroll Account          Tax Account
================================================================================
A. Beginning Cash Balance
   from Balance Sheet             $ (77,285.00)            $
================================================================================
B. Cash Receipts                 +$                       +$
--------------------------------------------------------------------------------
C. Transfers from Operating
   Accounts                      +$ 12,866.38             +$
--------------------------------------------------------------------------------
D. Other: ________________       +$                       +$
--------------------------------------------------------------------------------
E. Other: ________________       +$                       +$
================================================================================
F. TOTAL CASH RECEIPTS
   (A+B+C+D+E)                   =$ (64,418.62)           =$
================================================================================
G. Cash Available
--------------------------------------------------------------------------------
Cash Disbursements:
--------------------------------------------------------------------------------
       Gross Payroll for this
       Period                   - $
--------------------------------------------------------------------------------
       Employee Benefits Paid   - $                       -$
--------------------------------------------------------------------------------
       Net Payroll Paid         - $ 39,968.99             -$
--------------------------------------------------------------------------------
       Transfers to Tax Account - $                       -$
--------------------------------------------------------------------------------
       Taxes Deposited/pd During
       Period:                  - $                       -$
--------------------------------------------------------------------------------
       Employees Share of
       FICA Tax                 - $                       -$
--------------------------------------------------------------------------------
       Employer's Share of
       FICA Tax                 - $                       -$
--------------------------------------------------------------------------------
       Employees' Federal
       Income Tax               - $                       -$
--------------------------------------------------------------------------------
       Employees' State
       Income Tax               - $                       -$
--------------------------------------------------------------------------------
       Unemployment Tax         - $                       -$
--------------------------------------------------------------------------------
       Unrecorded Bank Service
       Charges                  - $                       -$
--------------------------------------------------------------------------------
       Other:                   - $                       -$
================================================================================
H. SUBTOTAL Disbursements       - $ 39,968.99             -$
================================================================================
I. Ending Cash Balance (F+G-H)   $ (104,387.61)           $
================================================================================
       Ending Balance per Bank
       Statement                +$                        $
--------------------------------------------------------------------------------
       Less Outstanding Checks  -$ (104,387.61)           $
--------------------------------------------------------------------------------
       Add Deposits in Transit  +$
================================================================================
J. RECONCILED BANK BALANCE     =$ (104,387.61)          =$
================================================================================

   Ending Cash Balance (I) and Reconciled Bank Balance (J) Should be Equal.
                             Attach Bank Statements.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                 )   CHAPTER 11
                                                         )   Case No.01-25009 DK
                                                         )
                                                         )

                                  BALANCE SHEET
                             As of December 31, 2001

                                    Asset                   Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                       $ 7,261,597.76
--------------------------------------------------------------------------------
     Pre-Petition Acct.
     Receivables                $ 29,781,700.00
--------------------------------------------------------------------------------
     Post-Petition Acct.
     Receivables                $ 3,326,576.00
--------------------------------------------------------------------------------
     Allowance for Doubtful
     Accounts                   $ (12,083,753.00)
--------------------------------------------------------------------------------
     Receivables from Officers,
     Employees, Affiliates      $ 141,721,751.00
--------------------------------------------------------------------------------
     Other Current Assets:
--------------------------------------------------------------------------------
           Deposits             $ 887,997.51
--------------------------------------------------------------------------------
           Prepaids             $ 1,672,884.45
--------------------------------------------------------------------------------
           Other Accounts
           Receivable           $ 879,579.28
================================================================================
A. SUBTOTAL Current Assets                                 $ 173,448,333.00
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Equipment, Furniture &
     Fixtures                   $ 121,705,469.00
--------------------------------------------------------------------------------
     Less:  Accumulated
     Depreciation               $ (34,397,084.00)
================================================================================
B. SUBTOTAL Fixed Assets                                   $ 87,308,385.00
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
     Licenses and other
     intangibles                $ 25,604.00
--------------------------------------------------------------------------------
     Restricted securities      $
================================================================================
C. SUBTOTAL  Other Assets                                  $ 25,604.00
================================================================================
D. TOTAL ASSETS (A+B+C) (1)                                $ 260,782,322.00
================================================================================

                                      Liability                      Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accounts Payable           $ 3,368,480.00
--------------------------------------------------------------------------------
     Accrued expenses           $ 325,615.02
--------------------------------------------------------------------------------
     DIP Financing              $ 22,741,901.58
================================================================================
E. SUBTOTAL Post-Petition
    Liabilities                                            $ 26,435,996.60
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims (3)
--------------------------------------------------------------------------------
     Secured Debts (2), (4)     $ 15,017,758.40
--------------------------------------------------------------------------------
     Unsecured Liabilities      $ 55,156,293.00
================================================================================
F. SUBTOTAL Pre-Petition
    Liabilities                                            $ 70,174,051.40
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock
--------------------------------------------------------------------------------
     Unearned Compensation      $ 4,225.00
--------------------------------------------------------------------------------
     Accumulated Other
     Comprehensive Loss         $ (115,477.00
--------------------------------------------------------------------------------
     Additional Paid-in Capital $ 198,003,765.00
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
--------------------------------------------------------------------------------
           Pre-Petition         $ (32,914,267.05)
--------------------------------------------------------------------------------
           Post-Petition        $ (805,971.95)
================================================================================
G. SUBTOTAL Stockholders' Equity                             $ 164,172,274.00
================================================================================
H. TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY (E+F+G)                              $ 260,782,322.00
================================================================================

(1) Represents the carrying value of assets. Does not include any adjustments to reflect current market value.

(2) The debtor has pledged as collateral all of its assets to secure a debt held by the debtor's parent company with NTFC Capital Corporation. The balance of this obligation (including unpaid interest) was approximately $40 million as of
December 31, 2001.

(3) In the debtor's Schedule of Assets and Liabilities, the debtor acknowledged the existence of priority claims, however the amount is unknown as of December
31, 2001.

(4) Startec Global Operating Company and Startec Global Licensing Company are
jointly indebted to Allied for $20.0 million in principal amount (the "Allied
Facility"). A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing
(subordinate to NTFC's lien thereon), and the remaining $10 million is unsecured
For bookkeeping purposes, the debt is divided evenly between the co-debtors.

                                                                         FORM 11

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                 )   CHAPTER 11
                                                         )   Case No.01-25009 DK
                                                         )
                                                         )

                       BALANCE SHEET - NON BUSINESS DEBTOR
                             As of December 31, 2001

NOT APPLICABLE TO DEBTOR
================================================================================
                                          Asset                          Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                               $ -
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Allowance for Doubtful Accounts
--------------------------------------------------------------------------------
     Receivables from Officers,
     Employees, Affiliates
--------------------------------------------------------------------------------
     Notes Receivables Stocks
--------------------------------------------------------------------------------
     Inventory
--------------------------------------------------------------------------------
     Other Current Assets:
================================================================================
A. SUBTOTAL Current Assets                                      $
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Land
--------------------------------------------------------------------------------
     Building
--------------------------------------------------------------------------------
     Equipment, Furniture & Fixtures
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation
================================================================================
B. SUBTOTAL Fixed Assets                                       $
================================================================================
Other Assets:  (Identify)
================================================================================
C. SUBTOTAL  Other Assets                                       $
================================================================================
D. TOTAL ASSETS (A+B+C)                                         $
================================================================================

                                          Liability                  Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accounts Payable
--------------------------------------------------------------------------------
     Accrued Expenses
--------------------------------------------------------------------------------
     Rent and Leases Payable
--------------------------------------------------------------------------------
     Taxes Payable
--------------------------------------------------------------------------------
     Accrued interest
--------------------------------------------------------------------------------
     Other:
--------------------------------------------------------------------------------
           x
--------------------------------------------------------------------------------
           x
--------------------------------------------------------------------------------
           x
================================================================================
E. SUBTOTAL Post-Petition Liabilities                          $
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims
--------------------------------------------------------------------------------
     Secured Debts
--------------------------------------------------------------------------------
     Unsecured Debts
================================================================================
F. SUBTOTAL Pre-Petition Liabilities                           $
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock
--------------------------------------------------------------------------------
     Additional Paid-in Capital
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
--------------------------------------------------------------------------------
           Pre-Petition
--------------------------------------------------------------------------------
           Post-Petition
================================================================================
G. SUBTOTAL Stockholders' Equity                                $
================================================================================
H. TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)           $
================================================================================

                                                                         FORM 12

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:   Startec Global Operating Company           )        CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )

                        Cash Disbursements Summary Report
                  Period December 15, 2001 to December 31, 2001

================================================================================
Total Disbursements from Operating Account  (Note 1)           $ 1,772,068.61
--------------------------------------------------------------------------------
Total Disbursements from Self Funded Insurance Account         $ 25,170.83
--------------------------------------------------------------------------------
Total Disbursements from Payroll Account  (Note 2)             $ 27,222.24
--------------------------------------------------------------------------------
Total Disbursements from Tax Escrow Account  (Note 3)          $
================================================================================
Total Disbursements from other Account  (Note 4)               $ 1,464,791.17
================================================================================
Grand Total Disbursements from all Accounts                    $ 3,289,252.85
================================================================================

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor's behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)